                                                           EXHIBIT 10.123

                            MASTER LEASE AGREEMENT
                                ---------------


     THIS MASTER LEASE AGREEMENT ("Lease") is made and entered into this 31st day of January, 1996, by and between Videotronics, Inc., a Nevada corporation ("Lessor"), whose address is 1315 Greg Street, Suite 108, Sparks, Nevada 89431 and Santa Fe Hotel, Inc., a Nevada corporation ("Lessee"), whose address is 4949 North Rancho Drive, Las Vegas, Nevada 89109.

                              PRELIMINARY RECITALS
                              --------------------

     A. Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor in accordance with the terms and conditions contained herein, certain equipment more fully described in the Lease Schedule or Schedules attached hereto and made a part hereof. Each such Lease Schedule now or hereafter attached hereto shall be referred to herein as a "Lease Schedule", and all equipment described in such Lease Schedules shall be collectively referred to as the "Equipment" and individually referred to as a "Unit."

      B. The term of this Lease with respect to the Equipment described in a particular Lease Schedule shall commence on the date set forth in such Lease Schedule (the "Commencement Date").

     C. The Equipment is to be installed in and to be used in connection with the gaming operations operated by Lessee at the Lessee's hotel and casino facility located in Las Vegas, Nevada having a street address of 4949 North Rancho Drive, Las Vegas, Nevada 89109 (the "Premises").

     NOW, THEREFORE, in consideration of the foregoing, the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the Equipment designated in any Lease Schedule now or hereafter executed and delivered by each of Lessor and Lessee and incorporating by reference the terms of this Lease on the following terms and conditions:

1.   LEASE.  This Lease establishes the general terms and conditions by which
     -----
Lessor shall lease to Lessee the Equipment. Each such Lease Schedule shall be in the form provided by Lessor and shall incorporate by reference the terms of this Lease. If the provisions of a Lease Schedule conflict with the provisions of this Lease, the provisions of such Lease Schedule shall prevail.

2.   TERM:  RENT AND PAYMENT; RENEWAL.
     --------------------------------

     2.1    Term.  The term of this Lease with respect to the
            ----
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Equipment described in a particular Schedule shall begin on its Commencement
Date and continue until midnight of the Termination Date as specified in such Lease Schedule ("Term"). The "Commencement Date" as used herein for any Equipment is to be the date set forth on the Lease Schedule relating to that Equipment.

     2.2    Rent and Payment.  Lessee's obligation to pay rent for each item of
            ----------------
Equipment shall commence on the Commencement Date and continue for the Term. Each payment of the Basic Rent set forth on the Lease Schedule shall be payable without notice or demand on the Commencement Date and on the first day of each month thereafter ("Rent Date"). Lessor shall be paid the first month's Basic Rent in advance on the Commencement Date. Should the Commencement Date occur other than on the first day of a month, the first month's Basic Rent shall also include an amount equal to the Basic Rent pro rated to the number of days from and after the Commencement Date to the first day of such succeeding month, all as set forth in the Lease Schedule. Any amounts payable by Lessee, other than Basic Rent, shall be deemed Additional Charges and, unless otherwise provided herein, shall be payable on the Rent Date next following the date upon which they accrue or the last day of the Term, whichever is earlier. As an accommodation to Lessee, but not as a condition precedent for payment, Lessor may, but shall not be obligated to, invoice Lessee prior to the applicable Rent Date. Lessee shall make all payments at the address of Lessor set forth above or at such other address as Lessor may designate in writing. As used herein, the term "Rent" shall mean all Basic Rent and Additional Charges invoiced to Lessee. All Rent shall be paid without notice or demand and without abatement, deduction or setoff of any amount whatsoever and regardless of the condition, operation or use of the Equipment.

     2.3    Late Charge.  If any Rent is not received by Lessor or its Assignees
            -----------
within fifteen (15) days of when due, a late charge on such Rent shall be due and payable with such Rent in an amount equal to four percent (4%) on the amount past due or any part thereof, as reimbursement for administrative costs and not as a penalty.

     2.4    Lessor's Performance of Lessee's Obligations.  If Lessee fails to
            --------------------------------------------
comply with any of its covenants or obligations herein, Lessor may, at its option, perform such covenants or obligations on Lessee's behalf without thereby waiving such conditions or obligations or the failure to comply therewith and all sums advanced by Lessor in connection therewith shall be repayable by Lessee as Additional Charges. No such performance shall be deemed to relieve Lessee of its obligations herein.

3.   CERTIFICATE OF ACCEPTANCE.  Lessee shall deliver to Lessor a certificate of
     -------------------------
delivery, installation and acceptance ("Certificate of Acceptance") in the form attached as Exhibit "A"

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on the Commencement Date.  If Lessee fails to so deliver such Certificate of
Acceptance, Lessee shall be deemed to have accepted the Equipment as of such Commencement Date.

4.   NET LEASE:  QUIET ENJOYMENT.
     ---------------------------

     4.1    Net Lease.  This Lease including such Lease Schedule is a net lease
            ---------
and Lessee's obligation to pay all Rent due and the rights of Lessor or its assignees in, and to, such Rent shall be absolute and unconditional under all circumstances, notwithstanding: (i) any setoff, abatement, reduction, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, its assignees, the manufacturer or seller of any Unit, or any other person for any reason whatsoever, including, without limitation, any breach by Lessor of this Lease; (ii) any defect in title, condition, operation, fitness for use, or any damage to or destruction of, the Equipment; (iii) any interruption or cessation of use or possession of the Equipment for any reason whatsoever; (iv) any insolvency, bankruptcy, reorganization or similar proceedings instituted by or against Lessee; or (v) any other circumstances happening, or event whatsoever, whether or not unforeseen or similar to any of the foregoing.

     4.2    Quiet Enjoyment.  Subject to the provisions of Paragraph 8.2
            ---------------
hereinafter, Lessor covenants that it shall take no action to disturb Lessee's quiet enjoyment of the Equipment during the Term, provided Lessee is not in default hereunder.

5.   USE:  MAINTENANCE; IDENTIFICATION AND INSPECTION.
     ------------------------------------------------

     5.1    Use and Repairs.
            ---------------

            a. Lessee shall keep and use the Equipment on the Premises solely for the purpose of operating a gaming establishment therein.

            b. Lessee shall comply in all material respects with manufacturer instructions relating to the Equipment, and all applicable laws, ordinances, rules and regulations of any lawfully constituted governmental unit having jurisdiction over Lessee's gaming establishment and operations, and shall hold Lessor harmless of any of the foregoing.

            c. Lessee shall pay all costs and expenses associated with the delivery, any installation, use relocation, de-installation and return of the Equipment.

            d.   Lessee shall retain uninterrupted possession and

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                 control of the Equipment and shall at all times use it solely and continuously in the conduct of Lessee's business for business purposes only and not for any personal, family or household purposes.

     5.2    Maintenance.  Lessee shall at all times and, at its sole cost and
            -----------
expense, properly use and keep and maintain each Unit for the Equipment in good operating condition, repair and maintenance, and protect the same from deterioration, other than normal wear and tear, and shall use each Unit in the regular course of its business only, without abuse, and in a manner contemplated by the manufacturer thereof.

     5.3    Identification and Inspection.  Upon request by Lessor, Lessee shall
            -----------------------------
mark each Unit conspicuously with appropriate labels or tags furnished by Lessor and maintain such markings through the Term to clearly disclose that said Unit is being leased from Lessor. Subject to Lessee's reasonable security requirements and all gaming laws or regulations, Lessee shall permit Lessor's representatives to enter the Premises where any Unit is located to inspect such Unit. Further, upon an Event of Default the Lessor shall have the right during normal business hours to demonstrate and show the Equipment to others as long as Lessor's demonstration does not interfere with Lessee's gaming operations.

6.   LOCATION:  LIENS AND ENCUMBRANCES.
     ---------------------------------

     6.1    Equipment Location.  Lessee shall keep the Equipment on the Premises
            ------------------
and shall not relocate or remove any Unit unless Lessor consents, in writing, prior to its relocation or removal. Such consent shall not be unreasonably withheld. Lessor's consent shall not be required for the relocation of Equipment within the Premises in the ordinary course of Lessee's gaming operations or the removal of Equipment for maintenance and repairs.

     6.2    Personal Property.  Each Unit is personal property and not a fixture
            -----------------
and Lessee shall not affix any Unit to realty so as to change its nature to a fixture or real property and agrees that each Unit shall remain personal property during the Term.

            a. Lessor expressly retains ownership and title to the Equipment; and shall have the right to display notice of its ownership by affixing to the Equipment an identifying plate, stencil or other indica of ownership. Within thirty (30) days following written request of Lessor, Lessee shall obtain waivers of all right, title and interest in the Equipment from any landlord,

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

                 mortgagee, or beneficiary under a deed of trust with respect to the Premises. To assure and protect Lessor's rights in and to the Equipment, Lessee shall execute and deliver such other and further documents as Lessor may request to confirm the interest of Lessor hereunder and shall pay to Lessor, on demand, reasonable expenses incurred by Lessor in connection with the preparation, execution, and filing of any such documents. Lessee hereby authorizes, empowers, and grants a power of attorney to Lessor to record this Lease and/or execute and file or record, on Lessee's behalf, any certificates, memorandums, statements, refiling, and continuations thereof as Lessor deems necessary or advisable to preserve and protect its interest hereunder.

            b. The parties intend to create a lease agreement and the relationship of the lessor and lessee between themselves. Nothing in this Lease shall be construed or interpreted to create or imply the existence of a finance lease or installment lease contract.

            c. Lessor makes no representation regarding the treatment of this Lease, the Equipment or the payment of obligations under this Lease for financial statement reporting or tax purposes.

     6.3    Liens and Encumbrances.  Title to the Equipment is and shall remain
            ----------------------
in Lessor or its Assignees. Unless otherwise provided herein, Lessee shall not directly or indirectly create, incur or suffer a mortgage, claim, lien, charge, encumbrance or the legal process of a creditor of Lessee of any kind upon or against any Unit. Lessee shall at all times protect and defend, at its own cost and expense, the title of Lessor from and against such mortgages, claims, liens, charges, encumbrances and legal processes of creditors of Lessee and shall keep all the Equipment free and clear from all such claims, liens and legal processes. If any such lien or encumbrance is incurred, Lessee shall immediately notify Lessor and shall take reasonable actions required by Lessor to remove the same; provided Lessee may contest any lien or encumbrance if
(i) Lessee acts in good faith; (ii) Lessee undertakes such content and continues the same in good faith, and (iii) deposits with Lessor such reasonable security as Lessor may reasonably require to protect Lessor against the enforcement of the lien being contested and loss of the Equipment.

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

7.   RETURN OF EQUIPMENT.
     -------------------

     7.1    Duty of Return.  Unless Lessee exercises its options to purchase,
            --------------
extend or renew as set forth in Paragraph 17 hereof, at the expiration of the Term or termination of the Lease, Lessee at its expense shall return each Unit to Lessor or its designee at the destination within the continental United States and by surface transportation specified by Lessor. Such return shall not be deemed to have occurred until and unless each Unit conforms to all of the manufacturer's specifications with respect to normal function, capability, design and condition (less normal wear and tear), if such is customarily available.

     7.2    Failure to Return.  Notwithstanding any other rights and remedies
            -----------------
Lessor has hereunder in an Event of Default, if Lessor shall require the Equipment to be delivered to a designated address and Lessee fails to so return the Equipment to Lessor or its designee at such designated address within thirty
(30) days following expiration of the Term or termination of the Lease, then (i) Lessee shall pay on demand a per diem amount equal to one hundred fifty percent (150%) of the daily Basic Rent [determined by dividing the Basic Rent by thirty
(30)] for each day after the expiration of such thirty (30) days and for each day thereafter, as liquidated damages and not as a penalty, until so returned, it being understood and agreed to by Lessor and Lessee that Lessor's actual damages would be difficult or impossible to determine; and (ii) Lessee shall have no further right to the Equipment, but until the Equipment is so returned, this Lease shall remain in full force and effect as to all obligations of the Lessee thereunder.

8.   RISK OF LOSS:  INSURANCE.
     ------------------------

     8.1    Risk of Loss.  As between Lessor and Lessee, Lessee shall bear the
            ------------
risk of all loss or damage to any Unit or caused by any Unit during the period from the time the Unit is shipped by its vendor until the time it is returned as provided herein. Lessor shall not be obligated to undertake by litigation or otherwise the collection of any claim against any person for loss or damage to the Equipment.

     8.2    Buy-Out.  In the event at any time or times during the Term of this
            -------
Lease the Equipment shall be taken or condemned by an authority having the power of eminent domain, or if Lessor or its successors or assignees is prohibited by law from acting as a Lessor of any of the Equipment leased hereunder, or if more than 50% of the Equipment shall be damaged or destroyed by fire, the elements or other casualty, event or loss, either Lessor or Lessee on written notice to the other party may terminate this Lease and Lessee shall purchase the subject equipment by paying to Lessor an amount equal to the greater of the fair market value of the Equipment as of the date of such event or loss as

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

determined by an independent appraiser mutually selected by Lessor and Lessee, or the aggregate remaining installment payments of monthly Rent hereunder, in either case less the net amount of the recovery, if any, actually received by Lessor from insurance or otherwise for such loss or damage.

     8.3    Unit Replacement.  Except as otherwise provided in Section 8.2
            ----------------
above, if any Unit is lost, stolen, destroyed, seized by governmental action or, in Lessee's reasonable opinion or Lessor's reasonable opinion, materially damaged through no fault of Lessor ("Event of Loss"), this Lease shall remain in full force and effect without abatement of Rent and Lessee shall promptly replace such Unit at its sole expense with a Unit of equivalent value and utility, and similar kind and in substantially the same condition as the replaced Unit immediately prior to the Event of Loss. Title to such replacement unit immediately shall vest and remain in Lessor, and such unit shall be deemed a Unit under this Lease. Upon such vesting of title and provided Lessee is not in default under this Lease, Lessor shall cause to be paid to Lessee or the vendor of the replacement unit any insurance proceeds actually received by Lessor for the replacement Unit. Lessee shall promptly notify Lessor of any Event of Loss and shall provide Lessor with and shall enter into, execute and deliver such documentation as Lessor shall reasonably request with respect to the replacement of any such Unit in accordance with this Section 8.3.

     8.4    Insurance.
            ---------

            a. Lessee shall obtain and maintain in full force and effect all risk, full replacement cost property damage insurance on the Premises (i) comprehensive personal liability, (ii) all risk property damage on the Equipment in amounts reasonably acceptable to Lessor but in no event less than the actual replacement cost, and (iii) workers compensation insurance. If liquor is served on the Premises, Lessee shall obtain and maintain dram shop coverage in full force and effect. Such insurance shall: i) name Lessor and its Assignees, if any, as additional insureds and first loss payees as their interests may appear; and ii) provide that the policy may not be canceled or materially altered without thirty (30) days prior written notice to Lessor and its Assignees.

            b. All such insurance shall be placed with companies having a rating of at least A, Class XII or better by Best's rating service and authorized to do business in Nevada and shall be in amounts and with co-insurance limits approved by Lessor. Lessee shall furnish to Lessor, upon request and throughout the Term, insurance certificates of a kind and in amounts satisfactory to Lessor and its Assignees showing the existence of the insurance required hereunder and premium paid.

9.   LESSOR'S PURCHASE AND PERFORMANCE.
     ---------------------------------

     9.1    Purchase Documentation.  Upon receipt of a Lease Schedule executed
            ----------------------
and delivered by Lessee acceptable to Lessor and after acceptance thereof by Lessor, Lessor may execute appropriate purchase documentation, and Lessee shall bear all responsibilities and perform all obligations of Lessor thereunder other than payment of the purchase price.

10.  TAXES.
     -----

     10.1   Taxes.  Lessee agrees to report, file, pay promptly when due to the
            -----
appropriate taxing authority and indemnify, defend, and hold Lessor harmless from and against any and all taxes (including gross receipts), assessments, license fees and other federal, state or local governmental charges of any kind or nature, together with any penalties, interest or fines related thereto (collectively, "Taxes") that pertain to the Equipment, its purchase, or this Lease and which accrue prior to return of the Equipment to Lessor or its designee, whether assessed against Lessor or Lessee, except such Taxes based solely upon the net income of Lessor. Where applicable law requires the filings to be made by Lessor, Lessor hereby authorizes and appoints Lessee and Lessee agrees to act as Lessor's limited attorney-in-fact to file and pay the same subject to Lessee's right to review and approve same. On all such reports or returns required hereunder, Lessee shall show the ownership of the Equipment by Lessor within 45 days after the due date of such filing of Lessee and shall send to Lessor confirmation in form satisfactory to Lessor of such filing.

     10.2   Lessor's Filing of Taxes.  Notwithstanding the foregoing, Lessor at
            ------------------------
its election may report and file sales and/or use taxes which are filed and paid periodically through the Term, and the amounts so due may be invoiced to Lessee and payable as specified therein subject to Lessee's right to review and approve same.

     10.3   Right of Contest.  Lessee shall not be obligated to pay any Taxes if
            ----------------
it shall, at its own cost and expense, contest in good faith and by appropriate proceedings the validity or the amount thereof, unless such contest would adversely and materially affect the title of Lessor to any Unit. Lessor may at its election require Lessee to escrow with Lessor or an escrow holder appointed by Lessor an amount sufficient to pay such taxes

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and interest and penalties thereon if Lessee should lose such contest.  Such escrowed amount shall be placed in an interest bearing account with interest accruing in Lessee's favor.

11.  INDEMNIFICATION.
     ---------------

            a. Except for the gross negligence, willful misconduct or bad faith, its employees or agents, Lessee hereby assumes liability for and agrees to indemnify, defend, protect, save and hold harmless the Lessor, its agents, employees, directors and assignees from and against any and all losses, damages (including without limitation Lessee's loss of business or profits or other consequential damages), injuries, claims, penalties, demands and all expenses, legal or otherwise (including attorneys' fees) of whatever kind and nature arising from the purchase, ownership, seizure, attachment, encumbrance, installation, de-installation, delivery, return, manufacture, purchase, use or other control (including patent or other infringements), condition (including without limitation latent defects, whether or not discoverable by Lessor), operation or maintenance of the Equipment, until the Equipment is returned to Lessor. Any claim, defense, setoff, or other right of Lessee against any such indemnified parties shall not in any way affect, limit, or diminish Lessee's indemnity obligations hereunder.

            b. Lessee shall notify Lessor promptly as to any claim, suit, action, damage (including to the Equipment), or injury covered by this section and of which Lessee has actual or other notice and shall, at its own cost and expense, defend any and all suits which may be brought against Lessor, either alone or in conjunction with others upon any such liability or claim or claims and shall satisfy, pay and discharge any and all final judgments and fines that may be recovered against Lessor in any such action or actions, provided, however, that Lessor shall give Lessee prompt written notice of any such claim or demand. Lessee agrees that its obligations under this Section 11 shall survive the expiration or termination of this Lease. Lessee and Lessor agree to cooperate with each other, to the extent that there are no conflicts of interests, in the settlement or defense of any actions or claims relating thereto.

 12.        REPRESENTATIONS AND WARRANTIES.
            ------------------------------

            a.   Lessee represents and warrants to Lessor that:

                 i) the making of this Lease and any Lease Schedule executed by Lessee is duly authorized on the part of Lessee and that upon due execution thereof by Lessee and Lessor they shall constitute valid obligations binding upon, and enforceable against, Lessee in accordance with their terms; except insofar as their enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership or similar laws affecting creditors right generally, or principles of equity;

                 ii) neither the making of this Lease or such Lease Schedule, nor the due performance by Lessee, including the commitment and payment of the Rent, shall result in any breach of, or constitute a default under, or violation of, Lessee's certificate of incorporation, by-laws, or any material agreement to which Lessee is a party or by which Lessee is bound;

                 iii) no approval or consent not already obtained or withholding of objection is required from any governmental authority with respect to the entering into, or performance of this Lease or any Lease Schedule by Lessee except where the failure to obtain such approval or consent would not result in a material adverse effect on the financial condition of Lessee;

                 iv) Lessee has obtained all material licenses and permits required under the Gaming Act or other applicable laws or regulations (the "Gaming Laws") for the operation of its business.

            b. Lessee shall provide to Lessor an opinion of counsel, certified resolution of the board of trustees/directors of Lessee, and a certificate of incumbency and such other documents, all in a form reasonably acceptable to Lessor, if so requested.

            C.   LESSEE SHALL NOTIFY THE CHAIRMAN OF THE NEVADA

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

                 STATE GAMING CONTROL BOARD TO WHOM IT IS MAKING MONTHLY LEASE PAYMENTS.

13.  DISCLAIMERS; MANUFACTURERS WARRANTIES.
     -------------------------------------

     13.1   Lessor's Disclaimers.  LESSEE ACKNOWLEDGES THAT EACH UNIT IS OF THE
            --------------------
DESIGN, CAPACITY AND MANUFACTURE SPECIFIED FOR AND BY THE LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES. LESSEE AGREES, REGARDLESS OF CAUSE, NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR CONSEQUENTIAL DAMAGES. LESSOR EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES WITH RESPECT TO THE EQUIPMENT WHETHER EXPRESSED OR IMPLIED. Without limiting the generality of the foregoing, it is intended by the parties to exclude any and all implied warranties of merchantability and fitness for particular purposes. NO SALESMAN OR AGENT OF LESSOR IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OF THIS LEASE OR MAKE ANY REPRESENTATION REGARDING THE EQUIPMENT.

     13.2   Testing and Installation.  As to each Unit of Equipment incorporated
            ------------------------
in a Lease Schedule, Lessee warrants that upon execution of the Certificate of Acceptance such Equipment has been installed and tested to Lessee's satisfaction and is in good order and working condition.

14.  ASSIGNMENT OF LEASE.
     -------------------

     14.1   Assignment of Lessor.  Lessee acknowledges and agrees that Lessor
            --------------------
has entered into this Lease and shall enter into each Lease Schedule in anticipation of assigning, mortgaging, or otherwise transferring its interest thereunder and/or in the Equipment to others ("Assignees") without notice to, or consent of, Lessee unless required by the laws of the State of Nevada and the regulations of the Nevada Gaming Commission. Provided, however, that any assignment, mortgage or other transfer of any interest in the equipment or the right to receive the monthly lease payments hereunder must comply with the laws of the State of Nevada and the regulations of the Nevada Gaming Commission, and shall occur only after the receipt of all approvals required thereunder and after written notice by the assigning party to the chairman of the Nevada State Gaming Control Board. Any Assignee will be subject to such gaming laws and regulations as a holder of evidence of indebtedness of a corporate licensee and, accordingly, may be required to file an application, be investigated, and have its suitability determined by the Nevada Gaming Commission pursuant to Nevada Revised Statute Section 463.530. Such assignee must pay all costs of investigation incurred by the Nevada State Gaming Control Board and the Nevada Gaming Commission. Accordingly, Lessee and Lessor agree that:

            a. upon any such assignment that complies with this section and the laws of the State of Nevada and regulations of the Nevada Gaming Commission, Lessee shall:

                 i) upon Lessor's request acknowledge such assignment in writing by executing the notice of Acknowledgement of Assignment furnished by Lessor;

                 ii) promptly pay all Rent when due to the designated Assignees, notwithstanding any defense, setoff, abatement, recoupment, reduction or counterclaim whatsoever that Lessee may have against Lessor, which payment shall not constitute a waiver of any rights that Lessee may have;

                 iii) not permit the Lease or Lease Schedule so assigned to be amended or the terms thereof waived without the prior written consent of the Assignees which consent shall not be unreasonably withheld;

                 iv) not require the Assignees to perform any obligations of Lessor under such Lease Schedule; and

                 v) not terminate or attempt to terminate the Lease or Lease Schedule on account of any default by Lessor;

            b. subject to the terms and conditions hereof, any Assignee may reassign its rights and interest with the same force and effect as the assignment described herein, provided notice of any such reassignment is provided to the Nevada Gaming Commission;

            c. any payments received by the designated Assignees from Lessee shall, to the extent thereof, discharge the obligations of Lessee to Lessor hereunder; and

            d.   Assignees and Lessee shall notify the Chairman of the Nevada
                 ------------------------------------------------------------
                 State Gaming Commission within three (3) days of any change in
                 --------------------------------------------------------------
                 the payee of the monthly lease payments hereunder if required
                 -------------------------------------------------------------
                 to do so.
                 --------

     14.2   Assignment or Sublease by Lessee.
            --------------------------------

            a. Lessee shall not assign this Lease or any Lease Schedule or assign its rights in or sublet the

                 Equipment, or any interest therein without Lessor's and its Assignee's prior written consent and only on such terms as are reasonably acceptable to Lessor and its Assignees. Such consent shall not be unreasonably withheld.

            b. No sublease or assignment by Lessee of any of its rights under this Lease, any Lease Schedule or in the Equipment shall in any way discharge or diminish any of Lessee's obligations to Lessor or its Assignees.

15.  FINANCIAL INFORMATION; FURTHER ASSURANCES.
     -----------------------------------------

     15.1   Financial Information.  Throughout the Term, Lessee shall deliver to
            ---------------------
Lessor (a) within forty-five (45) days after the end of each calendar quarter, unaudited quarterly operating statements of gaming operations of the Lessee;
(b) not later than one hundred twenty (120) days after the end of each fiscal year an annual audited balance sheet of Lessee and an annual audited statement
               -------                                       -------
of operations of the Lessee prepared in accordance with standard accounting principles, consistently applied; and (c) copies of such other current financial information representing the financial condition and operations of Lessee as well as such other information regarding Lessee reasonably requested by Lessor or its Assignees. Without in any way limiting the generality of the foregoing, the Lessor, or its assignees, may monitor the financial condition, cash flow and cash management of the Lessee's operations on the Premises; and the Lessee agrees to provide such information, and access to the books and records of the Lessee's operations, as Lessor or its assigns may reasonably request in order to monitor such matters.

     15.2   Required Documentation.  Lessee shall deliver from time to time to
            ----------------------
Lessor all documentation specified herein promptly upon request.

     15.3   Further Assurances.  Lessee shall execute and deliver to Lessor,
            ------------------
promptly and at Lessee's expense, such other documents and assurances, and take such further action as Lessor may reasonably request, in order to effectively carry out the intent and purposes of this Lease and the Lease Schedules and to establish and protect the rights, interests and remedies of Lessor hereunder. This shall include, without limitation, providing Uniform Commercial Code financing statements, evidence of tax filings and payments, a waiver of rights and interests in the Equipment from the owner, landlord and any mortgagee of the location of any Unit, a legal description of such locations and a copy of the maintenance agreement. All documentation shall be in a form reasonably acceptable to Lessor and its Assignees. Lessee shall pay all costs associated with such financing statements upon relocation, sublease or reconfiguration of the Equipment and upon any assignment by Lessee. The Lessee agrees that Lessor is authorized, at its option, to file a carbon, photographic or other reproduction of each Lease Schedule as a financing statement and such shall be sufficient as a financing statement under Nevada's version of the Uniform Commercial Code, and to file financing statements or amendments thereto without the signature of the Lessee with respect to any or all of the Equipment and, if a signature is required by law, then the Lessee appoints Lessor as Lessee's attorney-in-fact to execute any such financing statements. Lessee agrees to pay the Lessor the actual cost for each financing statement filing.

     15.4   Lease Agreement.  Whenever necessary or appropriate to ensure that
            ---------------
the Lessor's interest in this Lease and the Equipment are protected, Lessor and Lessee shall execute and record notice filings as contemplated by NRS 104.9408. Such notice filings shall state that they are for notice purposes only and do not reflect an intention to create a security interest, and shall name the Lessor as "debtor" and the Lessee as "secured party".

16.  DEFAULT BY LESSEE; REMEDIES.
     ---------------------------

     16.1   Default by Lessee.  Lessee shall be in default upon the occurrence
            -----------------
of any one of the following events ("Event of Default"):

            a. failure to pay Rent when due and such failure shall continue for a period of five (5) days;

            b. failure to perform any other term, condition or covenant of the Lease Schedule; which failure shall continue for a period of thirty (30) days after receipt of written notice thereof; provided, if the same is not susceptible of cure within said time limits and the same may be cured within a reasonable period of time thereafter the time period shall be extended for such additional time as is reasonably necessary to effectuate such cure provided such curative action is promptly taken in good faith and diligently prosecuted to completion and the security afforded hereby and the interest of the Lessor or its Assignees is not in jeopardy or be subject to forfeiture;

            c.   Lessee ceases doing business as a going concern;

            d. Lessee makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, files a voluntary petition in bankruptcy, is adjudicated a bankrupt or an insolvent, files a petition seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar arrangement under any present or future statute, law or regulation or files an answer admitting the material allegations of a petition filed against it in any such proceeding, consents to or acquiesces in the appointment of a trustee, receiver, or liquidator of it or of all or any substantial part of its assets or properties, or if it or its shareholders shall take any action looking to its dissolution or liquidation;

            e. within 60 days after the commencement of any proceedings against lessee seeking reorganization, arrangement, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceedings shall not have been dismissed, or if within 60 days after the appointment without Lessee's consent or acquiescence of any trustee, receiver or liquidator of it or of all or any substantial part of its assets and properties, such appointment shall not be vacated;

            f. Lessee attempts to remove, sell, transfer, encumber, part with possession or sublet the Equipment or any Unit thereof without Lessor's consent;

            g. any Unit is attached, levied upon, encumbered, pledged, or seized under any judicial process and such proceedings are not dismissed, vacated or fully stayed within ninety (90) days;

            h. any warrant or representation made or furnished to the Lessor by or on behalf of the Lessee or under Lessee's obligations to Lessor is false in any material respect when made or furnished; or

            i. Failure to maintain in full force and effect the licenses and permits required under the Gaming Laws for the operation of Lessee's business.

     16.2   Lessor Remedies.
            ---------------

            a. Upon any Event of Default, and at any time thereafter, Lessor may in addition to any and all rights and remedies, it may have at law or in equity, without notice to or demand upon

                 Lessee at its sole option:

                 i) declare the aggregate Rent then accrued and unpaid together with (as liquidated damages and not as a penalty) the balance of any Rent specified on the applicable Lease Schedule or any renewal notice to be immediately due and payable;

                 ii) proceed by appropriate court action or actions or other proceeding, either at law or in equity to enforce performance by Lessee of any and all covenants of this Lease;

                 iii) on written notice to Lessee, terminate any of Lessee's rights under this Lease or Schedule in default and in the Equipment thereunder, in which event Lessee shall immediately surrender and return the Equipment to Lessor pursuant to the provision hereof and at Lessee's sole cost and expense.

                 iv) without notice, liability or legal process, by itself and/or its agents, and to the extent permitted by the laws of the State of Nevada and the Regulations of the Nevada Gaming Commission, enter the Premises or any other location where the Equipment is located and take immediate possession of such Unit without court order or other process of law, in which event Lessor shall not be liable for damages resulting therefrom, Lessee expressly waiving all further rights to possession of the Equipment and all claims for injuries suffered through or loss caused by such repossession;

                 v) at public or private sale, with or without having the Equipment present at the sale, with or without advertisement, upon such terms and to such parties as Lessor in its sole discretion may elect, and to the extent permitted by the laws of the State of Nevada and the Regulations of the Nevada Gaming Commission, sell any or all of the Equipment;

                 vi) and to the extent permitted by the laws of the State of Nevada and the Regulations of the Nevada Gaming Commission, re-lease the Equipment upon such terms and to such third parties as Lessor in its sole discretion may elect and recover from Lessee any difference between the aggregate rental due under the applicable Lease Schedule for the remaining Term thereof and that due from such third parties under the re-lease for a period coterminous with the then scheduled expiration of the defaulted Lease Schedule's Term discounted to present value at four percent (4%) per annum; and

                 vii) exercise any and all rights available to a secured party under the Uniform Commercial Code in effect in Nevada.

            b. All of Lessor's rights and remedies herein are cumulative and in addition to any rights or remedies available at law or in equity including the Nevada Uniform Commercial Code, and may be exercised concurrently or separately. Lessee shall pay all reasonable costs, expenses, losses, damages and legal costs (including reasonable attorneys' fees) incurred by Lessor and its Assignees as a result of enforcing any terms or conditions of the Lease or any Schedules. A termination hereunder shall occur only upon written notice by Lessor to Lessee and no repossession or other act by Lessor after default shall relieve Lessee from any of its obligations to Lessor hereunder unless Lessor so notifies Lessee in writing. Lessor shall in good faith attempt to mitigate damages but Lessor shall not be obligated to sell or re-lease the Equipment and at its election may leave the Equipment idle. Any sale or re-lease may be at wholesale or retail, in bulk or in parcels. Lessor at its election may bid at such sale. In the event that following exercise by Lessor of one or more of its remedies hereunder, Lessor receives a surplus, Lessor shall pay such surplus to Lessee.

17.  END OF TERM OPTIONS.
     -------------------

     17.1   Purchase Option.  If Lessee is not in default hereunder, at the
            ---------------
expiration of the Term, any Renewal Term or any Automatic Renewal Term, as hereinafter defined, Lessor grants Lessee an option to purchase (the "Purchase Option") all but not less than all of the Equipment under any Lease Schedule for the sum equal to the fair market value of the Equipment as of the date of expiration of the Term, Renewal Term or the Automatic Renewal Term, as appropriate, as determined by an independent appraiser selected by Lessor and Lessee (the "Exercise Price"). Upon timely receipt of notice of exercise, timely receipt of the payment of all Rent due and payment of the Exercise Price, Lessor will execute and deliver to Lessee a Bill of Sale for the Equipment leased and upon failure of the Lessor to so deliver a Bill of Sale, this Paragraph 17 shall then constitute a conveyance of the Equipment in accordance with this Agreement. Payment in full of the Exercise Price shall be due and payable with the last payment of Rent.

     17.2   Renewal Option.  If Lessee is not in default hereunder, at the
            --------------
expiration of the Term, any Renewal Term or any Automatic Renewal Term, as hereinafter defined, Lessee shall have an option to renew the term (the "Renewal Option") for a renewal term (the "Renewal Term") equal to 12 months at a monthly rental equal to the then fair market rental as determined by Lessor at Lessor's reasonable discretion.

     17.3   Replacement Upgrade Option.  If Lessee has not been in default
            --------------------------
hereunder, and if there has been no material adverse change in Lessee or Sahara Gaming Corporation, a Nevada corporation ("Guarantor") (financial, business or otherwise) determined at Lessor's sole discretion, at the expiration of the Term, any Renewal Term or any Automatic Renewal Term, Lessor grants Lessee an option to replace all or any portion of the Equipment (the "Replacement Option") with equipment acceptable to Lessor and Lessee, on terms and at the then fair market rental as determined by Lessor and Lessee. To facilitate exercise of the Replacement Option and replacement of the Equipment, Lessee shall have an option to extend the Term, any Renewal Term or any Automatic Renewal Term, as appropriate, for a period of six (6) months (the "Equipment Replacement Window") at the most recent monthly rental payment, pro rated based upon actual number of Units replaced during a month. During the Equipment Replacement Window, Lessee may designate new or used equipment to be added to a new Lease Schedule under the Lease, which equipment shall be acceptable to Lessor and Lessee. The replacement equipment shall be installed under a new Lease Schedule on a monthly basis during the Equipment Replacement Window, in quantities acceptable to Lessor, at Lessor's reasonable discretion, subject to minimum increments of 250 Units, and each new Lease Schedule shall provide for a term of 24 months with equal monthly payments of Rent and Additional Rent. The replacement equipment shall be accepted as equipment under a new Lease Schedule upon delivery by Lessee of such documents and instruments as Lessor may require, such documents and instruments to be acceptable to Lessor at Lessor's reasonable discretion.

     17.4   Return Option.  At the expiration of the Term, any Renewal Term or
            -------------
any Automatic Renewal Term, upon 120 days' advance written notice to Lessor, Lessee shall have the option, at Lessee's expense, to return all and not less than all of the Equipment (the "Return Option") to Lessor, at a facility designated by Lessor, in good working order and condition. Lessee shall in all respects remain obligated under the Lease for payment of Rent, care, maintenance, delivery, use and insurance of the Equipment until Lessor inspects and accepts the Equipment being returned. In the event it shall at any time be determined that by reason of the options hereby given or otherwise that the lease of the Equipment to which the Options applies was in fact a sale to the Lessee of the Equipment, the Lessee agrees that neither it nor its successors or assigns has or will have any claim or cause of action against Lessor, its successors or assigns, for any reason for loss sustained by virtue of such determination.

     17.5   Notice of Exercise of Options.  Written notice of exercise of any of
            -----------------------------
the Options must be given by Lessee 120 days prior to expiration of the Term, the Renewal Term or Automatic Renewal Term. If Lessee fails to timely exercise either the Purchase Option, Renewal Option, Replacement Option or Return Option (collectively the "Options") the Lease shall automatically renew for a period of 120 days (the "Automatic Renewal Term") at the most recent monthly rental payment due under any Lease Schedule. At the expiration of the Automatic Renewal Term, and absent timely written notice of the exercise of any of the Options, the Automatic Renewal Term shall be automatically renewed for additional consecutive 120-day terms at the most recent monthly rental payment due under any Lease Schedule.

18.  MISCELLANEOUS.
     -------------

     18.1   Notices.  Except as otherwise required by law, all notices required
            -------
herein shall be in writing and sent by prepaid certified mail or by courier, addressed to the party to whom notice is being given at the address of the party specified herein or such other address designated in writing. Notice shall be effective upon the earlier of its receipt or four (4) days after it is sent.

     18.2   Survival of Indemnities.  All indemnities of Lessee shall survive
            -----------------------
and continue in full force and effect for events occurring prior to the return of the Equipment to the Lessor, notwithstanding the expiration or termination of the Term.

     18.3   Counterparts.  Each Lease and any Lease Schedule may be executed in
            ------------
counterparts.

     18.4   Multiple Lessees.  If more than one Lessee is named in this Lease or
            ----------------
a Lease Schedule the liability of each shall be joint and several.

     18.5   Titles.  Section titles are not intended to have legal effect or
            ------
limit or otherwise affect the interpretation of this Lease or any Lease
Schedule.

     18.6   Waiver.  No delay or omission in the exercise of any right or remedy
            ------
herein provided or otherwise available to Lessor, or prior course of conduct, shall impair or diminish Lessor's rights to exercise the same or any other right of Lessor; nor shall any obligation of Lessee hereunder be deemed waived. The acceptance of rent by Lessor after it is due shall not be deemed to be a waiver of any breach by Lessee of its obligation under this Lease or any Lease Schedule.

     18.7   Successors.  This Lease and each Lease Schedule shall inure to the
            ----------
benefit of and be binding upon Lessor and Lessee and their respective successors in interest.

     18.8   Not an Offer.  Neither this Lease nor any Lease Schedule shall be
            ------------
deemed to constitute an offer or be binding upon Lessor until executed by Lessor's authorized officer.

     18.9   Severability.  If any provisions of this Lease or any Lease Schedule
            ------------
shall be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions thereof shall not be affected or impaired in any way.

     18.10  Disclosure to Gaming Authorities.  Lessor agrees to cooperate fully
            --------------------------------
with Lessee, the Nevada Gaming Commission and/or the Nevada Gaming Control Board relating to any disclosure or transaction report Lessee is required to make with respect to this Lease or any assignment of this Lease.

     18.11  Modification.  Lessor and Lessee agree that any modifications to
            ------------
this Lease or any Lease Schedule shall be in writing and shall be signed by both parties and their last known assignees, if any. LESSOR AND LESSEE AGREE TO PROVIDE THE CHAIRMAN OF THE NEVADA STATE GAMING CONTROL BOARD NOTICE AND DETAIL OF ANY AMENDMENT TO THIS LEASE OR ANY LEASE SCHEDULE.

     18.12  Lease Irrevocable.  This Lease is irrevocable for the full Term
            -----------------
hereof and the Rent shall not abate by reason of termination of Lessee's right of possession and/or the taking of possession by the Lessor or for any other reason.

     18.13  Governing Law.  This Lease and each Lease Schedule are entered into
            -------------
under and shall be construed in accordance with, and governed by the laws of the State of Nevada.

     18.14  Riders.  In the event that any riders are attached hereto and made a
            ------
part hereof and if there is a conflict between the terms and provisions of any rider and the terms and provisions hereof, the terms and provisions of the rider shall control to the extent of such conflict.

     18.15  Entire Agreement.  LESSEE REPRESENTS THAT IT HAS READ, RECEIVED,
            ----------------
RETAINED A COPY OF AND UNDERSTANDS THIS LEASE, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. LESSOR AND LESSEE AGREE THAT THIS LEASE, ALL RIDERS, LEASE SCHEDULES, OR EXHIBITS HERETO, AND THE LEASE SCHEDULES SHALL CONSTITUTE THE ENTIRE AGREEMENT AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN LESSOR AND LESSEE WITH RESPECT TO ANY UNIT.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed on the date first set forth above.

LESSOR:                       VIDEOTRONICS, INC.,
                              A NEVADA CORPORATION


                              By:   /s/ Neil Netley
                                    -------------------------
                              Its:  President
                                    -------------------------

LESSEE:                       SANTA FE HOTEL, INC.,
                              A NEVADA CORPORATION


                              By:   /s/ Thomas K. Land
                                    -------------------------
                              Its:  Sr. V.P. & CEO
                                    -------------------------

                             LEASE SCHEDULE NO. 1
                              TO EQUIPMENT LEASE

     This Lease Schedule No. 1 is attached to and made a part of the Master Lease Agreement ("Lease") between Videotronics, Inc., a Nevada corporation ("Lessor") and Santa Fe Hotel, Inc., a Nevada corporation ("Lessee") dated January 31, 1996.

     1. Description of Equipment: The Equipment listed on Attachment "A" to this Lease Schedule is added to the Equipment leased under the Lease and made subject to the provisions of the Lease.

     2. Commencement Date: The Commencement Date for the Equipment leased under this Schedule is January 31, 1996.

     3. Termination: The Term shall commence on the Commencement Date and shall terminate February 28, 1998.

     4. The Basic Rent due each month during the Term for the Equipment described herein is as follows:

          a. The first payment under this Lease Schedule in the amount of $71,448.00 shall be due and payable on March 1, 1996.

          b. The remaining payments are due on the first day of each month thereafter through and including February 1, 1998 in the amount of $71,448.00.

          c. In addition to the monthly Basic Rent due as set forth above, Lessee shall pay Lessor an amount equal to all taxes which may be imposed by any Federal, State or local authority from time to time except any taxes based upon the income of Lessor.

     5. All of the provisions of the above-mentioned Lease are incorporated by reference herein as if set forth fully herein.

Dated:   January 31, 1996.

LESSOR:                           VIDEOTRONICS, INC.,
                                  a Nevada corporation



                                  By:  /s/ Neil Netley
                                       ------------------
                                  Its: President
                                       ------------------


LESSEE:                           SANTA FE HOTEL, INC.,
                                  a Nevada corporation



                                  By:  /s/ Thomas K. Land
                                       ------------------
                                  Its: Sr. VP & CFO
                                       ------------------

                                       2